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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-77016) pertaining to The Princeton Review, Inc. 401(k) Employee Savings Plan of our report dated June 19, 2003, with respect to the financial statements of The Princeton Review, Inc. 401(k) Employee Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                 /s/ Holtz Rubenstein & Co., LLP
                                                 -------------------------------
                                                     Holtz Rubenstein & Co., LLP

Melville, New York
June 26, 2003